UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 13, 2013

(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices, including zip code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

Due to an administrative error, an incorrect version of the Unaudited Comparative Statements of Operations and the Unaudited Comparative Statements of Cash Flows financial tables accompanying the press release issued by Christopher & Banks Corporation (the "Company") on March 13, 2013 was furnished as part of Exhibit 99.1 to the Company's Current Report on Form 8-K filed on that date with the Securities and Exchange Commission (the "Original Filing"). The Company is filing this Current Report on Form 8-K/A in order to furnish the correct version of such financial tables as issued by the Company on March 13, 2013. All other information in the Original Filing remains unchanged.

SECTION 9 - FINANCAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d)  Exhibits

99.1
Christopher & Banks Corporation Unaudited Comparative Statements of Operations for the Fourteen Weeks Ended February 2, 2013; Thirteen Weeks Ended January 28, 2012; Nine Weeks Ended January 28, 2012; Fifty-Three Weeks Ended February 2, 2013; Fifty-Two Weeks Ended January 28, 2012 and Forty-Eight Weeks Ended January 28, 2012

99.2	Christopher & Banks Corporation Unaudited Comparative Statement of Cash Flows for the Fifty-Three Weeks Ended February 2, 2013 and the Forty-Eight Weeks Ended January 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: March 25, 2013	By:	/s/ Peter G. Michielutti
Senior Vice President,
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K/A

Date of Report	Commission File No.:
March 25, 2013	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1
Christopher & Banks Corporation Unaudited Comparative Statements of Operations for the Fourteen Weeks Ended February 2, 2013; Thirteen Weeks Ended January 28, 2012; Nine Weeks Ended January 28, 2012; Fifty-Three Weeks Ended February 2, 2013; Fifty-Two Weeks Ended January 28, 2012 and Forty-Eight Weeks Ended January 28, 2012

99.2	Christopher & Banks Corporation Unaudited Comparative Statement of Cash Flows for the Fifty-Three Weeks Ended February 2, 2013 and the Forty-Eight Weeks Ended January 28, 2012

4